Weighted-Average Assumptions used in Computing Net Periodic Benefit Cost (Detail)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Schedule of Benefit Obligations Weighted Average Assumptions [Line Items]
Discount rate	2.40%	2.30%	2.50%
Rate of increase in future compensation	0.00%	0.00%	0.00%
Expected long-term rate of return on plan assets	2.50%	2.50%	2.50%